UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05749

THE CHINA FUND, INC.

(Exact name of registrant as specified in charter)

C/O STATE STREET BANK & TRUST COMPANY

2 AVENUE DE LAFAYETTE

P.O. BOX 5049

BOSTON, MA 02206-5049

(Address of principal executive offices)(Zip code)

Copy to:
Tracie A. Coop Secretary The China Fund, Inc. 4 Copley Place, 5th Floor CPH-0326 Boston, MA 02116 (Name and Address of Agent for Service)	Leonard B. Mackey, Jr., Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019-6131

Registrant’s telephone number, including area code: (888) 246-2255

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

Item 1. Report to Stockholders.

THE CHINA FUND, INC.

SEMI-ANNUAL REPORT

April 30, 2012 (Unaudited)

THE CHINA FUND, INC.

KEY HIGHLIGHTS (Unaudited)

FUND DATA
NYSE Stock Symbol	CHN
Listing Date	July 10, 1992
Shares Outstanding	22,781,762
Total Net Assets (04/30/12)	US$570.3 million
Net Asset Value Per Share (04/30/12)	$25.03
Market Price Per Share (04/30/12)	$22.84

TOTAL RETURN(1)
Performance as of 04/30/12:	Net Asset Value	Market Price
6-Months	(0.83)%	1.37%
3-Year Cumulative	62.27%	60.99%
3-Year Annualized	17.51%	17.20%
5-Year Cumulative	43.13%	54.92%
5-Year Annualized	7.44%	9.15%
10-Year Cumulative	407.42%	422.19%
10-Year Annualized	17.64%	17.97%

DIVIDEND HISTORY
Record Date	Income	Capital Gains
12/23/11	$0.1742	$2.8222
12/24/10	$0.3746	$1.8996
12/24/09	$0.2557	—
12/24/08	$0.4813	$5.3361
12/21/07	$0.2800	$11.8400
12/21/06	$0.2996	$3.7121
12/21/05	$0.2172	$2.2947
12/22/04	$0.1963	$3.3738
12/31/03	$0.0700	$1.7100
12/26/02	$0.0640	$0.1504
12/31/01	$0.1321	—
12/31/00	—	—
12/31/99	$0.1110	—
12/31/98	$0.0780	—
12/31/97	—	$0.5003
12/31/96	$0.0834	—
12/29/95	$0.0910	—
12/30/94	$0.0093	$0.6006
12/31/93	$0.0853	$0.8250
12/31/92	$0.0434	$0.0116

(1) Total investment returns reflect changes in net asset value per share or market price, as the case may be, during each period and assumes that dividends and capital gains distributions, if any, were reinvested in accordance with the dividend reinvestment plan. The net asset value per share percentages are not an indication of the performance of a shareholder’s investment in the Fund, which is based on market price. Total investment returns do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Total investment returns are historical and do not guarantee future results.

THE CHINA FUND, INC.

ASSET ALLOCATION AS OF APRIL 30, 2012 (Unaudited)

Ten Largest Listed Equity Investments *
1. China Medical System Holdings, Ltd.	7.49%
2. HAND Enterprise Solutions Co., Ltd.	5.37%
3. Taiwan Semiconductor Manufacturing Co., Ltd.	4.63%
4. FamilyMart Co., Ltd.	3.76%
5. Industrial & Commercial Bank of China	3.27%
6. Digital China Holdings, Ltd.	3.05%
7. Ping An Insurance (Group) Company of China, Ltd. Access Product	3.01%
8. China Mobile, Ltd.	2.60%
9. CNOOC, Ltd.	2.57%
10. Epistar Corp.	2.38%

Direct Investments *
1. China Bright	2.74%
2. Zong Su Foods	2.68%
3. China Silicon Corp., Common Stock	0.00%
4. China Silicon Corp., Series A Preferred	0.00%

*	Percentages based on net assets at April 30, 2012.

INDUSTRY ALLOCATION (Unaudited)

Industry Allocation (as a percentage of net assets)

Fund holdings are subject to change and percentages shown above are based on total net assets as of April 30, 2012. A complete list of holdings as of April 30, 2012 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings can be found on our website, www.chinafundinc.com. You may also obtain holdings by calling 1-888-246-2255.

THE CHINA FUND, INC.

CHAIRMAN’S STATEMENT (Unaudited)

China Fund Inc,

Chairman’s statement

Six months to April 30, 2012

Dear Stockholders,

Since the last report, the Fund engaged RCM Asia Pacific Limited (RCM) as the investment manager, succeeding Martin Currie, Inc. Christina Chung of RCM has been designated lead portfolio manager. RCM began serving as investment manager on an interim basis on February 10, 2012 pending stockholder approval. Stockholders approved RCM at the Special Stockholders Meeting on April 6, 2012.

On March 28, 2012, the Board announced its intent to implement a discount management program and to approve a tender offer of up to 25% of the outstanding shares of the Fund. An explanation of both may be found in the “Other Information” section of this report. The Fund is working with Wells Fargo Advisors to implement the discount management program and it will be in place by the time you receive this report. Similarly, the Fund will have announced the commencement of the tender offer by the time of this report.

Since RCM assumed the investment manager mandate, they have been in the process of restructuring the portfolio with due consideration of the impact of the tender offer on cash requirements. In addition, the past six month have seen significant volatility in Chinese and Western markets due to uncertain policy responses to the on-going European sovereign debt crisis and an uncertain recovery in the U.S. economy.

As a result, the Fund had a mixed return for the six month period to April 30, 2012, with the net asset value per share down 3.3% while the market price was up 0.2%. Comparatively, the MSCI Golden Dragon index gained 5.7% over the same period.

The Board appreciates the support it has received from the Fund’s stockholders during this transition period and is confident that RCM will return the performance of the Fund to accustomed levels.

Yours sincerely,

Joe O. Rogers

Chairman

THE CHINA FUND, INC.

INVESTMENT MANAGER’S STATEMENT (Unaudited)

REVIEW OF LISTED AND DIRECT INVESTMENTS

Review

The summer proved to be a volatile period as the European debt crisis boiled over. The mainland Chinese market was amongst the worst performing, with the Shanghai Composite down 1.9% in US dollar terms for the six months to April 30, 2012. In contrast the Hang Seng China Enterprise Index ended the period up 5.6% in US dollar terms. The Fund’s returns lagged the market over this period with the net asset value return down by 3.3% while the MSCI Golden Dragons Index returned 5.7%. The Fund’s market price return however was up by 0.2%.

The markets initially did well in the six months ended April 30, 2012. The positive result of the European Union Summit at the end of 2011 together with the announcement of a bailout plan for Greece helped ease concerns over the European debt crisis going into 2012. As a result, both H-Shares and Red Chips rebounded from October 2011 levels and onshore Chinese equities recovered strongly in the first two months of 2012.

The mixed macroeconomic data coming out of China during the period created uncertainty in the markets. There was an easing of inflation, but slowing growth reignited fears over a hard landing scenario and overshadowed the positive inflation numbers. On the monetary policy front, the People’s Bank of China responded to a moderate slowdown in the economy by cutting the Required Reserve Ratio (RRR) in November 2011 and February 2012 by 50 basis points on each occasion.

After the good start to the year, Chinese equities went into a consolidation phase as investors focused on the slowing economic growth in China. There were concerns over further corporate earnings downgrades in 2012 and there was no major policy stimulus in March. The property sector also weighed on the market as the central government reiterated its resolve to curb real estate prices. This was seen in their dismissal of plans by the Wuhu and Shanghai local governments to partially lift home purchase restrictions. The central government instead remained very selective with its easing policy through the relaxing of mortgage restrictions to support first time home purchases as well as a reduction of RRR for several agricultural banks.

The market was also hit by heightened political concerns in 2012. The dismissal of Bo Xilai as Chongqing’s party chief resulted in the stocks of some Chongqing based companies coming under selling pressure. At the same time, there was negative news flow relating to the investigation by the Independent Commission Against Corruption into Sun Hung Kai’s majority shareholding family and the previous Chief Secretary of Hong Kong. This depressed investors’ sentiment on the overall Hong Kong market.

In Taiwan, the TWSE index ended the period up by 1.5% in US dollar terms. The main focus during the period was the Presidential election in January between the pro cross-strait relations incumbent President Ma and the opposition Democratic Progressive Party. President Ma’s larger than expected margin of victory was welcomed by business leaders and resulted in a rally in cross-strait related stocks in the tourism, auto and airline sectors. Stronger than expected sales from Apple also boosted Taiwan stocks that are part of its supply chain. However, the market fell towards the end of the period when the government formed a fiscal reform committee to discuss the implementation of a capital gains tax.

THE CHINA FUND, INC.

INVESTMENT MANAGER’S STATEMENT (continued) (Unaudited)

REVIEW OF LISTED AND DIRECT INVESTMENTS

Outlook

The Hong Kong and China equities markets continued to be characterized by range-bound trading in the month of April. Markets were underpinned by stronger than expected new loans extended by the China banking sector in March that reinforced expectations of credit easing. They were also supported by expectations of a recovery in growth in the second half of 2012, with investors shrugging off the weaker than expected GDP growth rate in the first quarter of 2012. On the other hand, weak first quarter 2012 corporate earnings capped share price performance.

We maintain the view that Chinese equities will trade in a narrow range in the short term as investors await signs of a bottoming out of the Chinese economy. This bottoming out will underpin a recovery in corporate earnings and subsequently a potential positive re-rating of the market. Valuations at this point are attractive and we believe that the market is likely to trade at higher levels as the recovery in the Chinese economy and corporate earnings become more visible.

The Taiwan market was weak in the month of April due to concerns over the proposed new capital gains tax and electricity tariff increase. We believe that the increase in electricity tariff, by as much as 35% starting in May, is positive to the economy in the long term as it will serve to reduce government subsidies and force corporates to become more efficient. However, the market was more focused on its impact on corporate earnings in the near term. In addition, Taiwan corporates now appear to be at a growth bottleneck as they can no longer rely on cheap labor from China. Going forward, growth will need to come from technology and skill improvement which will be harder to attain, but should be more sustainable if they can achieve it.

THE CHINA FUND, INC.

ABOUT THE PORTFOLIO MANAGER (Unaudited)

Listed and Direct Investment Manager

The Fund’s investment in both listed and direct investment portfolios is managed by RCM Asia Pacific Limited (“RCM”). RCM is a global investment organization consisting of separate affiliated entities, owned by Allianz SE (the “Group”), that are located in key financial centers including Frankfurt, Hong Kong, London, San Francisco, Sydney, and Tokyo.

Ms. Christina Chung serves as the portfolio manager for the Fund’s portfolio of listed and direct securities. She joined the Group in 1998 and has been a managing director since January 2010. She heads the Greater China Team and is the lead manager of the Hong Kong, China, China A-shares and Greater China equity mandates. The Hong Kong and China Funds that she manages have won industry recognition and awards for consistent, strong performance. She has 22 years’ experience in managing Asian regional and single country portfolios for both institutional and retail accounts.

Before joining the Group, she was a senior portfolio manager with Royal Bank of Canada Investment Management. Prior to that, she was a portfolio manager with Search International and an economist with HSBC Asset Management. Christina was educated in Canada. She attained a Bachelor of Administration from Brock University, followed by an M.A. in Economics from the University of Alberta. She became a Certified Management Accountant in 1992 and qualified as a chartered financial analyst, AIMR, in 1995.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS

April 30, 2012 (Unaudited)

Name of Issuer and Title of Issue	Shares		Value (Note A)
COMMON STOCK AND OTHER EQUITY INTERESTS
CHINA
Beverages — (1.0%)
Yantai Changyu Pioneer Wine Co., Ltd.	529,889		$5,600,786

TOTAL CHINA — (Cost $5,808,831)		1.0%	5,600,786

CHINA — “A” SHARES
IT Services — (5.4%)
HAND Enterprise Solutions Co., Ltd.#†	11,238,137		30,650,112

TOTAL CHINA — “A” SHARES — (Cost $3,164,275)		5.4%	30,650,112

TOTAL CHINA (INCLUDING “A” SHARES) — (Cost $8,973,106)		6.4%	36,250,898

HONG KONG
Commercial Services & Supplies — (2.2%)
China Everbright International, Ltd.†(2)	26,100,000		12,346,868

Communications Equipment — (1.0%)
Comba Telecom Systems Holdings, Ltd.†(2)	10,402,000		5,752,073

Electronic Equipment & Instruments — (3.1%)
China Innovationpay Group, Ltd.*	16,672,000		270,775
Digital China Holdings, Ltd.†	9,182,000		17,421,892

			17,692,667

Food Products — (0.0%)
Chaoda Modern Agriculture (Holdings), Ltd.^#(1)(2)	26,651,357		—

Gas Utilities — (2.1%)
Enn Energy Holdings, Ltd.	3,426,000		12,033,836

Health Care Equipment & Supplies — (0.8%)
Golden Meditech Co., Ltd.*#	35,040,000		4,335,963

Hotels, Restaurants & Leisure — (1.2%)
FU JI Food & Catering Services*^#(1)	5,462,000		—
Shangri-La Asia, Ltd.	3,316,683		7,054,043

			7,054,043

Internet Software & Services — (1.3%)
Tencent Holdings, Ltd.	234,200		7,365,919

Oil, Gas & Consumable Fuels — (4.5%)
CNOOC, Ltd.	6,863,000		14,631,867
Kunlun Energy Co., Ltd.	6,436,000		11,315,679

			25,947,546

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS (continued)

April 30, 2012 (Unaudited)

Name of Issuer and Title of Issue	Shares		Value (Note A)
COMMON STOCK AND OTHER EQUITY INTERESTS (continued)
HONG KONG (continued)
Personal Products — (1.6%)
Natural Beauty Bio-Technology, Ltd.#	47,710,000		$9,224,671

Real Estate Management & Development — (1.1%)
China Resources Land Ltd.	3,122,000		6,012,204

Semiconductors & Semiconductor Equipment — (1.0%)
ASM Pacific Technology Ltd.	410,700		5,563,879

Transportation Infrastructure — (1.5%)
Shenzhen International Holdings, Ltd.#	129,412,500		8,841,019

Wireless Telecommunication Services — (2.6%)
China Mobile, Ltd.	1,339,500		14,848,801

TOTAL HONG KONG — (Cost $131,718,691)		24.0%	137,019,489

HONG KONG — “H” SHARES
Automobiles — (1.3%)
Qingling Motors Co., Ltd.*#	22,858,000		7,277,554

Commercial Banks — (3.3%)
Industrial & Commercial Bank of China(2)	27,970,000		18,639,456

Commercial Services & Supplies — (0.6%)
Fook Woo Group Holdings, Ltd.*#(1)(2)	25,314,000		3,132,436

Food & Staples Retailing — (1.8%)
Wumart Stores, Inc.#(2)	4,547,750		10,481,280

Food Products — (0.9%)
Asian Citrus Holdings, Ltd.#	8,814,000		5,260,224

Health Care Equipment & Supplies — (1.2%)
Shandong Weigao Group Medical Polymer Co., Ltd.(2)	5,976,000		6,909,606

Health Care Providers & Services — (1.4%)
Sinopharm Group Co., Ltd.*(2)	3,051,600		7,965,313

Machinery — (1.1%)
CSR Corp., Ltd.*(2)	8,096,000		6,543,171

Oil, Gas & Consumable Fuels — (1.7%)
China Coal Energy Co., Ltd.*	8,429,000		9,680,638

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS (continued)

April 30, 2012 (Unaudited)

Name of Issuer and Title of Issue	Shares		Value (Note A)
COMMON STOCK AND OTHER EQUITY INTERESTS (continued)
HONG KONG — “H” SHARES (continued)
Pharmaceuticals — (7.5%)
China Medical System Holdings, Ltd.#†	92,588,300		$42,725,717

TOTAL HONG KONG — “H” SHARES — (Cost $80,227,787)		20.8%	118,615,395

TOTAL HONG KONG (INCLUDING “H” SHARES) — (Cost $211,946,478)		44.8%	255,634,884

SINGAPORE
Food Products — (1.1%)
China Fishery Group, Ltd.#	7,311,872		6,176,965

Semiconductors & Semiconductor Equipment — (0.6%)
CDW Holding, Ltd.#†	43,362,000		3,365,200

TOTAL SINGAPORE — (Cost $6,949,165)		1.7%	9,542,165

TAIWAN
Capital Markets — (1.6%)
Yuanta Financial Holdings Co., Ltd.*	19,305,680		9,253,454

Computers & Peripherals — (1.2%)
Advantech Co., Ltd.	1,270,000		4,313,265
Catcher Technology Co., Ltd.	432,000		2,765,770

			7,079,035

Electronic Equipment & Instruments — (1.8%)
WT Microelectronics Co., Ltd.	7,122,000		10,070,308

Food Products — (1.6%)
Uni-President Enterprises Corp.	5,750,335		8,947,831

	Face Amount
Insurance — (0.8%)
Taiwan Life Insurance Co., Ltd., 4.0%, 12/28/14#@(1)	$200,000,000		4,769,160

	Shares
Machinery — (2.3%)
Hiwin Technologies Corp.	1,355,000		12,850,198

Multiline Retail — (3.8%)
FamilyMart Co., Ltd.#	4,501,652		21,422,861

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS (continued)

April 30, 2012 (Unaudited)

Name of Issuer and Title of Issue	Shares		Value (Note A)
COMMON STOCK AND OTHER EQUITY INTERESTS (continued)
TAIWAN (continued)
Real Estate Management & Development — (1.7%)
Ruentex Development Co., Ltd.	6,857,301		$9,872,109

Semiconductors & Semiconductor Equipment — (7.0%)
Epistar Corp.(2)	5,595,000		13,600,322
Taiwan Semiconductor Manufacturing Co., Ltd.	8,893,000		26,427,663

			40,027,985

TOTAL TAIWAN — (Cost $97,313,303)		21.8%	124,292,941

UNITED STATES
Electronic Equipment & Instruments — (1.1%)
Hollysys Automation Technologies, Ltd.*(2)	618,775		6,144,436

Media — (0.8%)
Focus Media Holding Ltd.	199,139		4,757,431

Oil, Gas & Consumable Fuels — (0.1%)
Far East Energy Corp.*#	2,750,308		591,316

TOTAL UNITED STATES — (Cost $11,763,830)		2.0%	11,493,183

TOTAL COMMON STOCK AND OTHER EQUITY INTERESTS — (Cost $336,945,882)		76.7%	437,214,071

EQUITY LINKED SECURITIES
Beverages — (3.1%)
Kweichow Moutai Co., Ltd. Access Product (expiration 01/20/15) 144A,*(4)	46,898		1,677,307
Kweichow Moutai Co., Ltd. Access Product (expiration 10/26/15) 144A,*(3)	77,800		2,773,002
Wuliangye Yibin Co., Ltd. Access Product (expiration 12/11/13) 144A,*(3)	931,000		5,255,336
Wuliangye Yibin Co., Ltd. Access Product (expiration 01/20/15) 144A,*(4)	1,403,507		7,922,557

			17,628,202

Chemicals — (0.8%)
Qinghai Salt Lake Potash Co., Ltd. Access Product (expiration 01/20/15) 144A,*(4)	814,450		4,361,380

Communications Equipment — (1.9%)
ZTE Corp. Access Product (expiration 12/11/13) 144A,*(3)	1,117,200		2,977,926
ZTE Corp. Access Product (expiration 01/20/15) 144A,*(4)	2,982,299		7,949,395

			10,927,321

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS (continued)

April 30, 2012 (Unaudited)

Name of Issuer and Title of Issue	Shares		Value (Note A)
EQUITY LINKED SECURITIES (continued)
Insurance — (4.4%)
Ping An Insurance (Group) Company of China, Ltd. Access Product (expiration 04/01/13) 144A,*(3)	2,661,500		$17,170,561
Ping An Insurance (Group) Company of China, Ltd. Access Product (expiration 01/17/14) 144A,*(4)	1,209,500		7,800,196

			24,970,757

Machinery — (1.1%)
Zhengzhou Yutong Bus Co., Ltd. Access Product (expiration 04/08/14) 144A,*(3)	780,389		3,165,979
Zhengzhou Yutong Bus Co., Ltd. Access Product (expiration 01/20/15) 144A,*(4)	747,327		3,031,849

			6,197,828

Software — (0.9%)
Yonyou Software Co., Ltd. Access Product (expiration 01/15/20) 144A,*(4)	2,195,596		5,497,517

Specialty Retail — (1.6%)
Shanghai Yuyuan Tourist Mart Co., Ltd. Access Product (expiration 03/26/14) 144A,*(3)	3,318,462		4,711,960
Suning Appliance Co., Ltd. Access Product (expiration 01/20/15) 144A,*(4)	2,787,401		4,359,869

			9,071,829

Wireless Telecommunication Services — (1.2%)
China United Network Communications Ltd. Access Product (expiration 09/19/13) 144A,*(3)	5,132,800		3,522,081
China United Network Communications, Ltd. Access Product (expiration 01/20/15) 144A,*(4)	4,676,237		3,208,792

			6,730,873

TOTAL EQUITY LINKED SECURITIES — (Cost $85,487,062)		15.0%	85,385,707

DIRECT INVESTMENTS(5)
Food Products — (2.7%)
Zong Su Foods (acquired 09/21/10)*#†(1)(6)	2,677		15,307,086

Health Care Providers & Services — (2.7%)
China Bright (acquired 08/27/10)*#†(1)(6)	14,665,617		15,633,495

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS (continued)

April 30, 2012 (Unaudited)

Name of Issuer and Title of Issue	Shares		Value (Note A)
DIRECT INVESTMENTS(5) (continued)
Semiconductors & Semiconductor Equipment — (0.0%)
China Silicon Corp. Common Stock, (acquired 01/08-09/10)*^#(1)	2,301,863		$—
China Silicon Corp., Series A Preferred (acquired 11/30/07)*^#(1)	27,418		—

TOTAL DIRECT INVESTMENTS — (Cost $36,599,297)		5.4%	30,940,581

COLLATERAL FOR SECURITIES ON LOAN
State Street Navigator Securities Lending Prime Portfolio	23,045,785		23,045,785

TOTAL COLLATERAL FOR SECURITIES ON LOAN — (Cost $23,045,785)		4.0%	23,045,785

SHORT TERM INVESTMENTS UNITED STATES
Repurchase Agreement with State Street Bank and Trust, 0.01%, 11/01/11(7)	10,101,000		10,101,000

TOTAL UNITED STATES — (Cost $10,101,000)		1.8%	10,101,000

TOTAL INVESTMENTS** — (Cost $492,179,026)		102.9%	586,687,144

OTHER ASSETS AND LIABILITIES		(2.9)%	(16,401,626)

NET ASSETS		100.0%	$570,285,518

Notes to Schedule of Investments

*	Denotes non-income producing security.

^	Security is deemed worthless.

#	Illiquid security.

†	Affiliated issuer (see Note B).

@	The bond contains a feature or option to be converted into common stock.

(1)	Security valued at fair value using methods determined in good faith by or at the direction of the Board of Directors.

(2)	A portion or all of the security was held on loan. As of April 30, 2012, the market value of the securities loaned was $91,514,961.

(3)	Equity linked securities issued by Credit Lyonnais (CLSA).

(4)	Equity linked securities issued by Citigroup Global Markets Holdings.

(5)	Direct investments are generally restricted as to resale and do not have a readily available resale market. On the date of acquisition of each direct investment, there were no market quotations on similar securities, and such investments were therefore initially valued in good faith by the Board of Directors at fair market value. The securities continue to be valued in good faith by the Board of Directors at fair market value as of April 30, 2012.

(6)	The security contains a put option which allows the Fund to sell the investment for a value at least equal to the purchase price under certain circumstances.

(7)	Repurchase agreement, dated 4/30/12, due 5/1/12 with repurchase proceeds of $10,101,003 is collateralized by US Treasury Notes 1.25%-3.125% due 06/15/13-11/15/41 with a market value of $10,306,562.

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS (continued)

April 30, 2012 (Unaudited)

144A Securities restricted for resale to Qualified Institutional Buyers in the United States or to non-US persons. At April 30, 2012, these restricted securities amounted to $44,465,255, which represented 7.80% of total net assets.

** At April 30, 2012, aggregate cost for federal tax purposes was $492,179,026. Gross unrealized appreciation of investments was $142,002,531 which gross unrealized depreciation of investments was $47,494,413, resulting in net unrealized appreciation of investments of $94,508,118.

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2012 (Unaudited)

ASSETS
Investments in securities, at value (cost $414,673,852) (securities on loan, at value, $35,970,222) (Note A)	$443,484,701
Investments in affiliated investments, at value (cost $77,505,174 ) (Notes A and F)	143,202,443

Total Investments	586,687,144
Cash	283
Foreign currency, at value (cost $7,686,536)	7,778,360
Receivable for investments sold	165,071
Receivable for securities lending income	74,085
Dividends and interest receivable	748,927
Prepaid expenses	50,391

TOTAL ASSETS	595,504,261

LIABILITIES
Payable for investments purchased	615,284
Payable upon return of collateral for securities on loan	23,045,785
Investment management fee payable (Note B)	393,816
Administration and custodian fees payable (Note B)	220,326
Contingent liability (Note A)	717,795
Accrued expenses and other liabilities	225,737

TOTAL LIABILITIES	25,218,743

TOTAL NET ASSETS	$570,285,518

COMPOSITION OF NET ASSETS:
Par value (Note C)	227,818
Paid in capital in excess of par	453,872,817
Accumulated net investment loss	(1,680,571)
Accumulated net realized gain on investments and foreign currency transactions	23,264,331
Net unrealized appreciation on investment and foreign currency translations	94,601,123

TOTAL NET ASSETS	$570,285,518

NET ASSET VALUE PER SHARE
($570,285,518/22,781,762 shares of common stock outstanding)	$25.03

See notes to financial statements.

THE CHINA FUND, INC.

STATEMENT OF OPERATIONS

For Six Months Ended April 30, 2012 (Unaudited)

INVESTMENT INCOME:
Dividend income — (including dividends of $578,055 from non-controlled affiliates, net of tax withheld of $9,179) (Note F)	$1,333,150
Securities lending income	1,126,197
Interest income — (net of tax withheld of $39,525)	86,842

TOTAL INVESTMENT INCOME	2,546,189

EXPENSES
Investment Management fees (Note B)	2,003,117
Custodian fees (Note B)	583,125
Administration fees (Note B)	259,533
Directors’ fees and expenses (Note B)	345,223
Stock dividend tax expense	47,960
Legal fees	212,307
Printing and postage	50,464
Shareholder service fees	94,189
Insurance	49,075
Audit and tax service fees	69,460
Stock exchange listing fee	28,647
Transfer agent fees	26,235
Chief Compliance Officer fee	111,266
Miscellaneous expenses	346,084

TOTAL EXPENSES	4,226,685

NET INVESTMENT LOSS	(1,680,496)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investments	32,378,879
Net realized loss on non-controlled affiliate transactions (Note F)	(6,957,779)
Net realized loss on foreign currency transactions	(280,183)

25,140,917

Net change in unrealized appreciation/(depreciation) on investments	(45,672,717)
Net change in unrealized appreciation/(depreciation) on foreign currency transactions	317,172

(45,355,545)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(20,214,628)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(21,895,124)

See notes to financial statements.

THE CHINA FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2012	Year Ended October 31, 2011
	(Unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,680,496)	$6,228,355
Net realized gain on investments, foreign currency transactions and net increase from payment by affiliate	25,140,917	66,719,103
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	(45,355,545)	(145,695,392)

Net decrease in net assets from operations	(21,895,124)	(72,747,934)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,969,199)	(8,534,134)
Net realized gains	(64,294,073)	(43,276,235)

Total dividends and distributions to shareholders	(68,263,272)	(51,810,369)

NET DECREASE IN NET ASSETS	(90,158,396)	(124,558,303)

NET ASSETS:
Beginning of period	660,443,914	785,002,217

End of period	$570,285,518	$660,443,914

(Accumulated net investment loss) undistributed net investment income, end of period	$(1,680,571)	$3,969,124

See notes to financial statements.

THE CHINA FUND, INC.

STATEMENT OF CASH FLOWS

For The Six Months Ended April 30, 2012 (Unaudited)

Increase (decrease) in cash -

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(21,895,124)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(291,691,605)
Proceeds from sale of investment securities	331,704,391
Net purchases of short-term investments	18,726,000
Proceeds from foreign cash transactions	36,988
Decrease in collateral for securities on loan	59,254,423
Increase in dividends and interest receivable	(82,070)
Decrease in receivable for securities lending income	239,932
Decrease in receivable for investments sold	399,309
Decrease in prepaid expenses	49,076
Increase in payable for investments purchased	615,284
Decrease in payable upon return of collateral for securities on loan	(59,254,423)
Increase in accrued expenses and other liabilities	281,419
Net change in unrealized appreciation/depreciation on foreign currency contracts	(317,172)
Net change in unrealized appreciation/depreciation on investments	45,672,717
Net realized gain from investments and foreign currency transactions	(25,140,917)

Net cash provided by operating activities	58,598,228

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	(68,263,272)

Net cash used for financing activities	(68,263,272)

NET DECREASE IN CASH	(9,665,044)
CASH AT BEGINNING OF PERIOD	17,443,687

CASH AT END OF PERIOD	$7,778,643

See notes to financial statements.

THE CHINA FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding for the period(s) indicated

	Six Months Ended April 30,		Year Ended October 31,
	2012(2)		2011(1)		2010(1)	2009(1)	2008		2007(2)
	(Unaudited)
Per Share Operation Performance*
Net asset value, beginning of period	$28.99		$34.46		$27.24	$21.72	$60.50		$31.40

Net investment income gain (loss)	(0.07)		0.27		0.21	0.29	0.49		0.28
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.90)		(3.83)		7.27	11.24	(25.66)		32.83

Total from investment operations	(0.97)		(3.56)		7.48	11.53	(25.17)		33.11

Less dividends and distributions:
Dividends from net investment income	(0.17)		(0.37)		(0.26)	(0.48)	(0.28)		(0.30)
Distributions from net realized gains	(2.82)		(1.90)		0.00	(5.34)	(11.84)		(3.71)

Total dividends and distributions	(2.99)		(2.27)		(0.26)	(5.82)	(12.12)		(4.01)

Net increase from payment by affiliate	—		0.36		—	—	—		—

Capital Share Transactions:
(Dilution) to net asset value, resulting from issuance of shares in stock dividend	—		—		—	(0.19)	(1.49)		—

Net asset value, end of period	$25.03		$28.99		$34.46	$27.24	$21.72		$60.50

Per share market price, end of period	$22.84		$25.88		$33.45	$25.25	$19.87		$51.67

Total Investment Return (Based on Market Price)	1.37	%(3)	(16.96	)%(5)	33.70%	73.37%	(48.06)%		90.97%

Ratios and Supplemental Data
Net assets, end of year (000’s)	$570,286		$660,444		$785,002	$620,467	$394,357		$881,856
Ratio of net expenses to average net assets	1.47	%(4)	1.01	%(6)	1.14%	1.44%	1.20	%(7)	1.08%
Ratio of gross expenses to average net assets	1.47	%(4)	1.11%		1.14%	1.44%	1.23%		1.08%
Ratio of net expenses to average net assets, excluding stock dividend tax expense	1.45	%(4)	1.01%		1.08%	1.42%	1.11%		1.04%
Ratio of net investment income/(loss) to average net assets	(0.58	)%(4)	0.82%		0.67%	1.36%	1.28%		0.67%
Portfolio turnover rate	51	%(3)	20%		29%	34%	49%		46%

(*)	Per share amounts have been calculated using the average share method.

(1)

The Fund was audited by Ernst & Young LLP for the years ended October 31, 2011, 2010, and 2009. The previous years were audited by another independent registered public accounting firm. Tait, Weller & Baker, LLP has been selected as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2012.

(2)	The Fund’s investment management arrangements changed as of June 2007, November 2011, and February 2012.

(3)	Not Annualized.

(4)	Annualized.

(5)

The total return on net asset value for the year ended October 31, 2011 was -9.71%. Without the indemnity payment the Fund received (See Note I), the Fund’s total return on net asset value would have been -10.83%.

(6)	Net of management fee reimbursements. See Note B.

(7)	The Fund had earnings credits for overnight cash balances that reduced expenses.

See notes to financial statements.

THE CHINA FUND, INC.

NOTES TO FINANCIAL STATEMENTS

April 30, 2012 (Unaudited)

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The China Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on April 28, 1992, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in equity securities (i) of companies for which the principal securities trading market is the People’s Republic of China (“China”), (ii) of companies for which the principal securities trading market is outside of China, or constituting direct equity investments in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods and services sold or produced, or have at least 50% of their assets, in China and (iii) constituting direct equity investments in companies organized in China. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Use of estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates. The significant estimates made as of, and for the six months ended, April 30, 2012 relate to Direct Investments and to the contingent liability resulting from the sale of Captive Finance in March 2007. A reserve of 10% of the net sale proceeds was established to cover any potential liabilities from the representation and warranties provided by the Fund in the transaction. This contingent liability will expire in March 2013.

Security valuation:    Portfolio securities listed on recognized United States or foreign security exchanges are valued at the last quoted sales price in the principal market where they are traded. Listed securities with no such sales price and unlisted securities are valued at the mean between the current bid and asked prices, if any, from brokers. Short-term investments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market value. Securities for which market quotations are not readily available are valued at fair value in good faith by or at the direction of the Board of Directors considering relevant factors, data and information including, if relevant, the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded. Direct Investments are valued at fair value as determined by or at the direction of the Board of Directors based on financial and other information supplied by the Direct Investment Manager regarding each Direct Investment. Forward currency contracts are valued at the current cost of offsetting the contract. Equity linked securities are valued at fair value primarily based on the value(s) of the underlying security (or securities), which normally follows the same methodology as the valuation of securities listed on recognized exchanges.

Factors used in determining value may include, but are not limited to, the type of security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, the availability of quotations from broker-dealers, the availability of values of third parties other than the Investment Manager or Direct Investment Manager, information obtained from the issuer, analysts, and/or the appropriate stock exchange (if

NOTES TO FINANCIAL STATEMENTS (continued) (Unaudited)

available), an analysis of the company’s financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which they trade.

Repurchase Agreements:    In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Securities Lending:    The Fund may lend up to 33 1/3% of the Fund’s total assets held by State Street Bank and Trust Company (“State Street”) as custodian to certain qualified brokers, except those securities which the Fund or the Investment Manager specifically identifies as not being available. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned. Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.

As of April 30, 2012, the Fund had loaned securities which were collateralized by cash and short term investments. The value of the securities on loan and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Total Collateral
$35,970,222	$23,045,785	$37,900,285

Foreign currency translations:    The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but

NOTES TO FINANCIAL STATEMENTS (continued) (Unaudited)

are included in realized and unrealized gain or loss on investments. Net unrealized foreign currency gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

Forward Foreign Currency Contracts:    The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risks. A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain or loss on the Statement of Assets and Liabilities. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain or loss is disclosed in the realized and unrealized gain or loss on foreign currency in the Fund’s accompanying Statement of Operations. At April 30, 2012, the Fund did not hold open forward foreign currency contracts.

Option Contracts:    The Fund may purchase and write (sell) call options and put options provided the transactions are for hedging purposes and the initial margin and premiums do not exceed 5% of total assets. Option contracts are valued daily and unrealized gains or losses are recorded on the Statement of Assets and Liabilities based upon the last sales price on the principal exchange on which the options are traded. The Fund will realize a gain or loss upon the expiration or closing of the option contract. Such gain or loss is disclosed in the realized and unrealized gain or loss on options in the Fund’s accompanying Statement of Operations. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counter parties to meet the terms of the contract. At the end of the period, the Fund did not hold any open option contracts.

Equity Linked Securities:    The Fund may invest in equity-linked securities such as linked participation notes, equity swaps and zero-strike options and securities warrants. Equity-linked securities currently held by the Fund, are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock. Equity-linked securities may be used by the Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Fund invests in Equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in Equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Fund bears the risk that the issuer of an Access Product may default on its obligation under the terms of the arrangement with the counterparty. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. In addition, Equity-linked securities may be considered illiquid.

NOTES TO FINANCIAL STATEMENTS (continued) (Unaudited)

At April 30, 2012, the Fund held equity-linked securities, in the form of warrants issued by Credit Lyonnais and Citigroup Global Markets Holdings, the issuers. Under the terms of the agreements, each warrant entitles the Fund to receive from the issuers an amount in U.S. dollars linked to the performance of specific equity shares. Under these agreements, the Fund has agreed to pay or provide reimbursement for any taxes imposed on the A Share investments underlying the equity-linked securities. Non-resident corporate investors in China, such as the issuer of the equity-linked securities , are subject to a statutory 10% withholding tax on both dividend and interest income sourced from China, absent an applicable tax treaty; however to date China has not implemented procedures to collect the tax. There can be no assurance that in the future China will not implement such procedures and also subject capital gains to taxation. If China does implement such procedures the Fund will be required to pay or reimburse for any taxes that the issuers of the equity-linked securities became subject to under those procedures.

Direct Investments:    The Fund may invest up to 25% of the net proceeds from its offering of its oustanding common stock in direct investments; however, the Board of Directors of the Fund has suspended additional investments in direct investments. Direct investments are generally restricted and do not have a readily available resale market. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protections requirements applicable to publicly traded securities. The value of these securities at April 30, 2012 was $30,940,581 or 5.4% of the Fund’s net assets. The table below details the acquisition date, cost, and value of the Fund’s direct investments as determined by the Board of Directors of the Fund. The Fund does not have the right to demand that such securities be registered.

Security	Acquisition Date(s)	Cost	Value
China Bright	08/27/2010	$14,969,436	$15,633,495
China Silicon Corp., Series A Preferred	11/30/2007	5,171,016	—
China Silicon Corp. Common Stock	01/08-09/10	1,458,811	—
Zong Su Foods	09/21/2010	15,000,034	15,307,086

		$36,599,297	$30,940,581

Indemnification Obligations:    Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arragements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Security transactions and investment income:    Security transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the

NOTES TO FINANCIAL STATEMENTS (continued) (Unaudited)

ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both financial reporting and federal income tax purposes.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received are taxable at 20% of the par value of the stock dividends received. The Fund records the taxes paid on stock dividends as an operating expense.

Dividends and distributions:    The Fund intends to distribute to its shareholders, at least annually, substantially all of its net investment income and any net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. The Board of Directors has determined that if the Fund makes any distributions of capital gains realized during the fiscal year ended October 31, 2012, that distribution will be paid in cash, except with respect to stockholders that have elected to participate in the Fund’s dividend reinvestment program.

Federal Taxes:    It is the Fund’s policy to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (“Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the period ended April 30, 2012, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of April 30, 2012, tax years 2008 through 2011 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the state of Maryland. The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

The tax character of distributions the Fund made during the year ended October 31, 2011 was $8,534,134 from ordinary income and $43,276,235 from long term capital gains. On December 29, 2011, the Fund distributed $3,969,199 from ordinary income and $64,294,073 from long-term capital gains.

At April 30, 2012, the cost of investments for federal income tax purposes was $492,179,026. Gross unrealized appreciation of investments was $142,002,531 while gross unrealized depreciation of investments was $47,494,413, resulting in net unrealized appreciation of investments of $94,508,118.

NOTE B — ADVISORY FEE AND OTHER TRANSACTIONS

RCM Asia Pacific Limited (“RCM”) is the investment manager for the Fund’s listed assets (the “Listed Assets”), effective February 10, 2012. RCM receives a fee, computed weekly and payable monthly, at the following annual

NOTES TO FINANCIAL STATEMENTS (continued) (Unaudited)

rates: 0.70% of the first US$315 million of the Fund’s average weekly net assets invested in Listed Assets; and 0.50% of the Fund’s average weekly net assets invested in Listed Assets in excess of US$315 million. RCM is the investment manager for the Fund’s direct investments, also effective February 10, 2012. RCM receives a fee computed weekly and payable monthly, at an annual rate of 1.50% of the average weekly value of the Fund’s assets invested in direct investments. Prior to February 10, 2012, Martin Currie Inc. served as the investment manager for the Fund’s listed assets, and received a fee, computed weekly and payable monthly, at the following annual rates: 0.70% of the first US$315 million of the Fund’s average weekly net assets invested in Listed Assets; and 0.50% of the Fund’s average weekly net assets invested in Listed Assets in excess of US$315 million. Prior to February 10, 2012, APS Asset Management Pte Ltd served as the interim sub-adviser for the Fund’s Listed Assets, and received a fee, computed weekly and payable monthly by Martin Currie at the following annual rates: 0.35% of the first US$315 million of the Fund’s average weekly net assets invested in Listed Assets; and 0.25% of the Fund’s average weekly net assets in Listed Assets in excess of US$315 million. Prior to February 10, 2012, Martin Currie Inc. also served as the investment manager for the Fund’s direct investments and received a fee computed weekly and payable monthly, at an annual rate of 2.00% of the average weekly value of the Fund’s assets invested in direct investments.

No director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliates of those entities will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays the Chairman of the Board and each of the directors (who is not a director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliate thereof) an annual fee of $35,000 and $15,000 respectively, plus $3,000 for each Board of Directors’ meeting or Audit and Nominating Committee meeting attended, $2,000 for each telephonic meeting attended and $2,000 for each Valuation Committee teleconference. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with attending Board of Directors’ meetings.

State Street provides, or arranges for the provision of certain administrative services for the Fund, including preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee that is calculated daily and paid monthly at an annual rate based on aggregate average daily assets of the Fund. The Fund also pays State Street an annual fee for certain legal administration services, including corporate secretarial services and preparing regulatory filings.

The Fund has also contracted with State Street to provide custody and fund accounting services to the Fund. For these services, the Fund pays State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses.

NOTE C — FUND SHARES

At April 30, 2012, there were 100,000,000 shares of $0.01 par value capital stock authorized, of which 22,781,762 shares were issued and outstanding.

NOTE D — INVESTMENT TRANSACTIONS

For the six months ended April 30, 2012, the Fund’s cost of purchases and proceeds from sales of investment securities, other than short-term securities, were $285,513,331 and $325,530,418, respectively.

NOTES TO FINANCIAL STATEMENTS (continued) (Unaudited)

NOTE E — INVESTMENTS IN CHINA

The Fund’s investments in Chinese companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (1) social, economic and political uncertainty; (2) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of Chinese companies trade; (3) currency exchange fluctuations, currency blockage and higher rates of inflation; (4) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (5) governmental involvement in and control over the economy; (6) risk of nationalization or expropriation of assets; (7) the nature of the smaller, less seasoned and newly organized Chinese companies, particularly in China; and (8) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

NOTE F — INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

Name of Issuer	Balance of Shares/Par Held October 31, 2011	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares/Par Held April 30, 2012	Value April 30, 2012	Income from Non-Controlled Affiliates	Gain/(Loss) Realized on Sale of Shares as of April 30, 2012
CDW Holding, Ltd.	48,182,000	—	4,820,000	43,362,000	$3,365,200	$—	$176,046
China Bright	14,665,617	—	—	14,665,617	15,633,495	—	—
China Everbright International, Ltd.	—	26,100,000	—	26,100,000	12,346,868	84,070	—
China Medical System Holdings, Ltd.(1)	90,442,200	30,874,100	28,728,000	92,588,300	42,725,717	493,985	17,183,585
China Silicon Corp. Common Stock(2)	2,301,863	—	—	2,301,863	—	—	—
China Silicon Corp., Series A Preferred(2)	27,418	—	—	27,418	—	—	—
Comba Telecom Systems Holdings, Ltd.	—	10,402,000	—	10,402,000	5,752,073	—	—
Digital China Holdings, Ltd.	—	9,182,000	—	9,182,000	17,421,892	—	—
HAND Enterprise Solutions Co., Ltd.	11,238,137	—	—	11,238,137	30,650,112	—	—
Huiyin Household Appliances Holdings Co., Ltd.	160,413,750	—	160,413,750	—	—	—	(24,317,410)
Taiwan Life Insurance Co., Ltd.(2)	200,000,000	—	—	200,000,000	4,769,160	258,601	—
Zong Su Foods	2,677	—	—	2,677	15,307,086	—	—

*	Affiliated issuers, as defined in the 1940 Act as amended, include issuers in which the Fund held 5% or more of the outstanding voting securities.

(1)	Additional shares acquired resulting from a corporate action.

(2)	Not affiliated as of April 30, 2012.

NOTES TO FINANCIAL STATEMENTS (continued) (Unaudited)

NOTE G — FAIR VALUE MEASUREMENT

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•	Level 3 — Inputs that are unobservable.

The following is a summary of the inputs used as of April 30, 2012 in valuing the Fund’s investments carried at value:

ASSETS VALUATION INPUT

Description	Level 1	Level 2	Level 3	Total

COMMON STOCK AND OTHER EQUITY INTERESTS
Automobiles	$7,277,554	$—	$—	$7,277,554
Beverages	5,600,786	—	—	5,600,786
Capital Markets	9,253,454	—	—	9,253,454
Commercial Banks	18,639,456	—	—	18,639,456
Commercial Services & Supplies	12,346,868	—	3,132,436	15,479,304
Communications Equipment	5,752,073	—	—	5,752,073
Computers & Peripherals	7,079,035	—	—	7,079,035
Electronic Equipment & Instruments	33,907,411	—	—	33,907,411
Food & Staples Retailing	10,481,280	—	—	10,481,280
Food Products	20,385,020	—	—	20,385,020
Gas Utilities	12,033,836	—	—	12,033,836
Health Care Equipment & Supplies	11,245,569	—	—	11,245,569
Health Care Providers & Services	7,965,313	—	—	7,965,313
Hotels, Restaurants & Leisure	7,054,043	—	—	7,054,043
Insurance	—	—	4,769,160	4,769,160
Internet Software & Services	7,365,919	—	—	7,365,919
IT Services	30,650,112	—	—	30,650,112
Machinery	19,393,369	—	—	19,393,369
Media	4,757,431	—	—	4,757,431
Multiline Retail	21,422,861	—	—	21,422,861
Oil, Gas & Consumable Fuels	36,219,500	—	—	36,219,500
Personal Products	9,224,671	—	—	9,224,671

NOTES TO FINANCIAL STATEMENTS (continued) (Unaudited)

Description	Level 1	Level 2	Level 3	Total

COMMON STOCK AND OTHER EQUITY INTERESTS (continued)
Pharmaceuticals	$42,725,717	$—	$—	$42,725,717
Real Estate Management & Development	15,884,313	—	—	15,884,313
Semiconductors & Semiconductor Equipment	48,957,064	—	—	48,957,064
Transportation Infrastructure	8,841,019	—	—	8,841,019
Wireless Telecommunication Services	14,848,801	—	—	14,848,801

TOTAL COMMON STOCK AND OTHER EQUITY INTERESTS	429,312,475	—	7,901,596	437,214,071

EQUITY LINKED SECURITIES
Beverages	—	17,628,202	—	17,628,202
Chemicals	—	4,361,380	—	4,361,380
Communications Equipment	—	10,927,321	—	10,927,321
Insurance	—	24,970,757	—	24,970,757
Machinery	—	6,197,828	—	6,197,828
Software	—	5,497,517	—	5,497,517
Specialty Retail	—	9,071,829	—	9,071,829
Wireless Telecommunication Services	—	6,730,873	—	6,730,873

TOTAL EQUITY LINKED SECURITIES	—	85,385,707	—	85,385,707

DIRECT INVESTMENTS
Food Products	—	—	15,307,086	15,307,086
Health Care Providers & Services	—	—	15,633,495	15,633,495
Semiconductors & Semiconductor Equipment	—	—	—	—

TOTAL DIRECT INVESTMENTS	—	—	30,940,581	30,940,581

COLLATERAL FOR SECURITIES ON LOAN	23,045,785	—	—	23,045,785

SHORT TERM INVESTMENTS UNITED STATES	—	10,101,000	—	10,101,000

TOTAL INVESTMENTS	$452,358,260	$95,486,707	$38,842,177	$586,687,144

The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. As of April 30, 2012, there were no transfers between Level 1 and Level 2. Fook Woo Group Holdings, Ltd. was transferred from Level 1 to Level 3 because trading has been suspended on the security and was fair valued under the direction of the Board of Directors.

NOTES TO FINANCIAL STATEMENTS (continued) (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the six months ended April 30, 2012:

Investments in Securities	Balance as of October 31, 2011	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Held at April 30, 2012
COMMON STOCK AND OTHER EQUITY INTERESTS
Commercial Services & Supplies	$—	$—	$—	$(1,724,983)	$4,857,419	$—	$3,132,436	$(1,724,983)
Insurance	5,446,821	—	—	(677,661)	—	—	4,769,160	(677,661)

	5,446,821	—	—	(2,402,644)	4,857,419	—	7,901,596	(2,402,644)

DIRECT INVESTMENTS
Food Products	16,000,429	—	—	(693,343)	—	—	15,307,086	(693,343)
Health Care Providers & Services	16,507,082	—	—	(873,587)	—	—	15,633,495	(873,587)

	32,507,511	—	—	(1,566,930)	—	—	30,940,581	(1,566,930)

	$37,954,332	$—	$—	$(3,969,574)	$4,857,419	$—	$38,842,177	$(3,969,574)

In May 2011, the Financial Accounting Standards Board issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRSs”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. In addition, ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

NOTE H — DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund did not enter into any derivatives transactions or hedging activities for the six months ended April 30, 2012.

NOTES TO FINANCIAL STATEMENTS (continued) (Unaudited)

NOTE I — INDEMNITY AGREEMENT

The former Direct Investment Manager and a syndicate of insurance companies (acting on behalf of the former Direct Investment Manager) entered into an agreement with the Fund on December 30, 2010 for the insurance companies to indemnity the Fund against any loss arising from the sale or other disposition of the Fund’s holdings of convertible bonds of Ugent Holdings, Ltd. (“Bonds”).

NOTE J — SUBSEQUENT EVENT

Management has evaluated the possibility of subsequent events and determined that there were no material events that would require disclosure in the Fund’s financial statements.

THE CHINA FUND, INC.

Other Information (Unaudited)

Board Deliberations Regarding Approval of Investment Advisory Agreements

General Background

On January 5, 2012, the Board of Directors, all of whom are Independent Directors, voted to approve and recommend to shareholders the approval of the proposed Investment Advisory and Management Agreement and the proposed Direct Investment Management Agreement between the Fund and RCM Asia Pacific Limited (“RCM”) (the “Proposed Agreements”). The Proposed Agreements, if approved, would replace the interim Investment Advisory and Management Agreement and interim Direct Investment Management Agreement each dated February 10, 2012, between the Fund and RCM (the “Current Agreements”). At the annual meeting of stockholders held on March 8, 2012, the stockholders of the Fund did not approve the Proposed Agreements. At the Board meeting held on March 8, 2012, the Board reapproved the selection of RCM as the investment adviser for the Fund, approved the Proposed Agreements and agreed to re-submit the selection of RCM for approval by the Fund’s stockholders at a special stockholders meeting in April 2012. The Fund’s stockholders approved the Proposed Agreements on April 6, 2012.

Under the terms of the interim Investment Advisory and Management Agreement, RCM is entitled to receive fees for its services, computed weekly and payable monthly in US dollars, at the annual rate of 0.70% on the first $315 million in total net assets under management and 0.50% on total net assets under management over $315 million. Under the terms of the interim Direct Investment Management Agreement, RCM is entitled to receive fees for its services, computed weekly and payable monthly in US dollars, at the annual rate of weekly and payable monthly, at the annual rate of 1.50% of the average weekly value of the Fund’s assets invested in the direct investments. Under the terms of the Proposed Agreements, RCM is entitled to receive the same fee rate payable under the Current Agreements.

Approval Process

At its meeting on July 8, 2011, in anticipation of a change in the personnel at Martin Currie, Inc. (“Martin Currie”) who were managing the Fund’s portfolio (the “Former Portfolio Managers”) the Board of Directors of the Fund (the “Board”), all of whom are Independent Directors, determined that it would be appropriate for the Board to review the arrangements for the management of the Fund’s assets and consider engaging a different investment manager for the Fund. At that time, the Board retained a consultant to assist the Board in identifying appropriate candidates to serve as investment manager for the Fund and in preparing a request for proposal to be sent to the candidates. Initially, eight candidates were identified, based on the Board’s knowledge of candidates that had experience managing portfolios similar to the Fund’s and advice from the consultant. The consultant then evaluated the eight candidates based on a number of factors and reported on its evaluation to the Board at the Board meeting on September 16, 2011. After reviewing the consultant’s report, the Board decided that three of those candidates (as well as Martin Currie and the investment management firm established by the Former Portfolio Managers (collectively, the Candidates”) should make a presentation at the December 8, 2011 meeting of the Board of Directors. In advance of that meeting, the Directors discussed the consultant’s evaluation of the Candidates that it had reported on. In addition, the Fund’s Chief Compliance Officer reviewed information regarding the compliance programs of each of the Candidates. Throughout the process, the Board and the Committee were advised by counsel.

THE CHINA FUND, INC.

Other Information (continued) (Unaudited)

The Board determined that it would be appropriate to enter into interim arrangements with Martin Currie and APS Asset Management Pte Ltd. (“APS”) while the Board continued to consider permanent arrangements for the management of the Fund. At the Board meeting on October 31, 2011, the Board approved an interim Investment Advisory and Management Agreement with Martin Currie and an interim Sub-Advisory Agreement between Martin Currie and APS.

At the Board meeting on December 8, 2011, with all Directors present, each of the Candidates made a presentation to the Board and responded to questions from the Board. Following the presentations, the Board discussed the relative merits of each Candidate and determined that further information should be requested from the candidates. At the Board meeting held on January 5, 2012, the Board discussed the additional information requested and provided. The Board determined to select RCM as the new investment manager for the Fund. The Board determined that it would be appropriate to enter into interim arrangements with RCM in advance of the stockholders meeting and then enter into permanent arrangements following stockholder approval. The Board approved an interim Investment Advisory and Management Agreement, an interim Direct Investment Management Agreement, an Investment Advisory and Management Agreement, and an Direct Investment Management Agreement with RCM. The Board also agreed to submit the selection of RCM for approval by the Fund’s stockholders at the next annual stockholders meeting in March 2012. At the annual meeting of stockholders held on March 8, 2012, the stockholders of the Fund did not approve the Proposed Agreements. At the Board meeting held on March 8, 2012, the Board reapproved the selection of RCM as the investment adviser for the Fund, approved the Proposed Agreements and agreed to re-submit the selection of RCM for approval by the Fund’s stockholders at a special stockholders meeting in April 2012.

In making this selection, the Board noted RCM’s experience in providing services to similar funds. The Board also noted that the advisory fee agreed to by RCM compared favorably with fees charged by advisers of other U.S. registered closed-end funds that invest in the China region. The Board also considered the terms and conditions of the Proposed Agreements and the nature, scope and quality of services that RCM is expected to provide to the Fund, including compliance services. The Board also based its decision on the following considerations, among others, although the Board did not identify any consideration that was all important or controlling, and each Director attributed different weights to the various factors.

Nature, Extent and Quality of the Services provided by the Adviser. The Board reviewed and considered the nature and extent of the investment management services to be provided by RCM under the Proposed Agreements. The Board also reviewed and considered the nature and extent of the non-investment management, administrative services to be provided by RCM under the Proposed Agreements. The Board determined that RCM appeared to be capable of providing the Fund with investment management and administrative services of above average quality.

Performance, Fees and Expenses of the Fund. The Board noted that RCM was not yet providing services to the Fund, therefore, that there were limitations on the Board’s ability to evaluate the performance of RCM in managing the Fund. Based, however, on the performance of RCM in managing other products, the Board concluded that there was reason to believe that RCM could achieve above average performance over the long term in managing the Fund. The Board also noted that other expenses of the Fund were not expected to increase as a result of the retention of RCM.

THE CHINA FUND, INC.

Other Information (continued) (Unaudited)

Economies of Scale. The Board considered the economy of scale benefits that the Fund’s stockholders would be afforded as the management fee rate under the Proposed Agreements declines as the Fund’s assets grow.

Other Benefits of the Relationship. The Board considered whether there were other benefits that RCM and its affiliates may derive from their relationship with the Fund and concluded that any such benefits were likely to be minimal.

Resources of the Proposed Investment Adviser. The Board considered whether RCM is financially sound and has the resources necessary to perform its obligations under the Proposed Agreements, noting that RCM appears to have the financial resources necessary to fulfill its obligations under the Proposed Agreements.

General Conclusions. After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its stockholders to approve the Proposed Agreements. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above.

Results of Annual Stockholder Meeting held on March 8, 2012

1.)	Election of Directors — The stockholders of the Fund elected James J. Lightburn and Joe O. Rogers as Class I directors to serve for a term expiring on the date on which the annual meeting of stockholders is held in 2015.

	For	Withheld
James J. Lightburn	13,147,253	4,380,838
Joe O. Rogers	13,115,382	4,412,709

2.)	Approval of the proposed Investment Advisory and Management Agreement and the proposed Direct Investment Management Agreement between the Fund and RCM Asia Pacific Limited.

For	Against	Abstain	Non-votes
3,919,554	7,747,335	228,464	5,632,738

Results of Special Stockholder Meeting held on April 5, 2012 and April 6, 2012

1.)	Approval of the proposed Investment Advisory and Management Agreement and the proposed Direct Investment Management Agreement between the Fund and RCM Asia Pacific Limited.

For	Against	Abstain	Non-votes
8,544,711	4,067,207	99,526	0

THE CHINA FUND, INC.

Other Information (continued) (Unaudited)

Discount Management Program

On March 28, 2012, the Fund announced that the Board had approved a Discount Management Program (the “Program”). Under the new Program, the Fund will repurchase its common shares in the open market on any day that the Fund’s shares are trading at a discount of 8% or more from net asset value the prior day and there is a daily average discount of 8% or more from net asset value over the five-day period ending the prior day. On each day that shares are repurchased, the Fund will repurchase its shares to the maximum extent permitted by law unless the Fund’s Investment Manager determines that such a repurchase would be detrimental to the Fund and its stockholders. On each day that shares are repurchased, in addition to the limits set forth above, the Fund will repurchase shares only at such times that the market price represents a discount of 8% or more from the Fund’s closing NAV on the prior day. Under the program, the Fund is authorized to repurchase in each twelve month period ended October 31 up to 10% of its common shares outstanding as of October 31 the prior year. The program was established on May 31, 2012.

One-Time Tender Offer

On March 28, 2012, the Fund announced that the Board had approved in principle a one-time tender offer program (the “Tender Offer”), to repurchase up to 25% of the Fund’s outstanding shares at 99% of net asset value, subject to regulatory and other confirmations. The Tender Offer, if made, will be made on the terms and subject to the conditions to be determined by the Board and set forth in an Offer Notice and related Letter of Transmittal.

PRIVACY POLICY

Privacy Notice

The China Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

☐       Information it receives from shareholders on applications or other forms; and

☐       Information about shareholder transactions with the Fund.

The Fund’s policy is to not disclose nonpublic personal information about its shareholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard its shareholders’ nonpublic personal information.

THE CHINA FUND, INC.

Other Information (continued) (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that are used by the Fund’s investment advisers to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-888-CHN-CALL (246-2255); and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment advisers vote these proxies is now available by calling the same number and on the Commission’s website. The Fund has filed its report on Form N-PX covering the Fund’s proxy voting record for the 12 month period ending June 30, 2011.

QUARTERLY PORTFOLIO OF INVESTMENTS

A Portfolio of Investments will be filed as of the end of the first and third quarter of each fiscal year on Form N-Q and will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. Form N-Q has been filed as of January 31, 2012 for the first quarter of this fiscal year and is available on the Securities and Exchange Commission’s website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The quarterly Portfolio of Investments will be made available with out charge, upon request, by calling 1-888-246-2255.

CERTIFICATIONS

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of April 5, 2012, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Securities and Exchange Commission, for the period of this report.

DIVIDENDS AND DISTRIBUTIONS;

SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund will distribute to shareholders, at least annually, substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), adopted by the Fund, each shareholder will automatically be a participant (a “Participant”) in the Plan unless Computershare Trust Company, N.A., the Plan Agent, is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, paid in cash. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by Computershare Trust Company, N.A., as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund by contacting Computershare Trust Company, N.A. c/o The China Fund, Inc. at P.O. Box 43078, Providence, Rhode Island 02940-3078, by telephone at 1-800-426-5523 or via the Internet at www.computershare.com/investor.

The Plan will operate whenever a dividend or distribution is declared payable only in cash or in cash or shares of the Fund’s common stock, but it will not operate with respect to a dividend or distribution declared payable only in shares of the Fund’s common stock (including such a declaration that provides an option to receive cash).

Computershare Trust Company, N.A (“Computershare” or the “Plan Agent”) act as Plan Agent. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock. The shares of common stock issued by the Fund will be valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then shares will be valued at 95% of the market price. If the net asset value per share of the common stock on the valuation date exceeds the market price, participants will be issued shares at market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund’s shares are then listed, the next preceding trading day. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as purchasing agent for the participants, buy shares of common stock in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant’s accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Agent annually, in any amount from $100 to $3,000 for investment in the Fund’s Common Stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on January 15 of each year or the next trading day if January 15th is not a trading day. Participants may make voluntary cash payments by sending a check (in U.S. dollars and drawn on a U.S. Bank) made payable to “Computershare” along with a completed transaction form which is attached to each statement a Participant receives. The Plan Agent will not accept cash, traveler’s checks, money orders or third party checks. Any voluntary cash payments received more than thirty-five days prior to such date will be returned by the Plan Agent, and interest will not be paid on any such amounts. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, participants should send in voluntary cash payments to be received by the Plan Agent approximately two days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be

DIVIDENDS AND DISTRIBUTIONS;

SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

invested. In the event that a Participant’s check for a voluntary cash payment is returned unpaid for any reason, the Plan Agent will consider the request for investment of such funds null and void, and shall immediately remove from the Participant’s account those shares, if any, purchased upon the prior credit of such funds. The Plan Agent shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale of such shares are insufficient to satisfy the balance of such uncollected amounts, the Plan Agent shall be entitled to sell such additional shares from the Participant’s account as may be necessary to satisfy the uncollected balance.

The Plan Agent will confirm in writing, each trade for a Participant’s account and each share deposit or share transfer promptly after the account activity occurs. The statement will show the number of shares held, the number of shares for which dividends are being reinvested, any cash received for purchase of shares, the price per share for any purchases or sales, and any applicable fees for each transaction charged the Participant. In the event the only activity in a Participant’s account is the reinvestment of dividends, this activity will be confirmed in a statement on at least a quarterly basis. If the Fund pays an annual dividend and the only activity in a Participant’s account for the calendar year is the reinvestment of such dividend, the Participant will receive an annual statement. These statements are a Participant’s continuing record of the cost basis of purchases and should be retained for income tax purposes.

The Plan Agent will hold shares of common stock acquired pursuant to the Plan in non-certificated form in the name of the Participant for whom such shares are being held and each Participant’s proxy will include those shares of common stock held pursuant to the Plan. The Plan Agent will forward to each Participant any proxy solicitation material received by it. In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the name of such Participants and held for the account of beneficial owners who participate in the Plan. Upon a Participant’s Internet, telephone or written request, the Plan Agent will deliver to her or him, without charge, a certificate or certificates representing all full shares of common stock held by the Plan Agent pursuant to the Plan for the benefit of such Participant.

Participants will not be charged a fee in connection with the reinvestment of dividends or capital gains distributions. The Plan Agent’s transaction fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, Participants will be charged a per share fee (currently $0.05) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions and with purchases from voluntary cash payments made by the Participant. A $2.50 transaction fee and a per share fee of $0.15 will also be charged by the Plan Agent upon any request for sale. Per share fees include any brokerage commissions the Plan Agent is required to pay.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

DIVIDENDS AND DISTRIBUTIONS;

SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Shareholders appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall de deemed to be accepted by the Participants unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of a Participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of a successor Plan Agent for the purposes of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for the Participants’ accounts, all dividends and distributions payable on the shares of common stock held in the Participants’ name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

Requests for copies of the Plan, which sets forth all of the terms of the Plan, and all correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., the Plan Agent for The China Fund, Inc., in writing at P.O. Box 43078, Providence, Rhode Island, 02940-3078, by telephone at 1-800-426-5523 or via the Internet at www.computershare.com/investor.

Directors and Officers (Unaudited)

The following table provides information concerning each of the Directors of the Fund. The Board of Directors is comprised of Directors who are not interested persons of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Directors are divided into three classes, designated as Class I, Class II and Class III. The Directors in each such class are elected for a term of three years to succeed the Directors whose term of office expires. Each Director shall hold office until the expiration of his term and until his successor shall have been elected and qualified.

Name (Age) and Address of Directors or Nominees for Director	Position(s) Held with Fund	Director Since (Term Ends)	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex (1) Overseen by the Director or Nominee	Other Directorships/ Trusteeships in Publicly Held Companies
CLASS I
Joe O. Rogers (63) 2477 Foxwood Drive Chapel Hill, NC 27514	Chairman of the Board and Director	1992 (2015)	Principal, The Rogers International LLC (investment consultation), (July 2001-present); Visiting Professor Fudan University School of Management (August 2010-2011).	1	The Taiwan Fund, Inc. (1986-present)
James J. Lightburn (68) 13, Rue Alphonse de Neuville 75017 Paris, France	Director	1992 (2015)	Retired; Attorney, Nomos (law firm) (2004-2006); Attorney, member of Hughes Hubbard & Reed (law firm) (1993-2004).	1	Fromageries Bel S.A.
CLASS II
Michael F. Holland (67) 375 Park Avenue New York, New York 10152	Director	1992 (2013)	Chairman, Holland & Company L.L.C. (investment adviser) (1995-present).	1	The Holland Balanced Fund, Inc.; Reaves Utility Income Fund; The Taiwan Fund, Inc.; State Street Master Funds and State Street Institutional Investment Trust; Blackstone GSO Floating Rate Fund, Inc.

Directors and Officers (continued) (Unaudited)

Name (Age) and Address of Directors or Nominees for Director	Position(s) Held with Fund	Director Since (Term Ends)	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex (1) Overseen by the Director or Nominee	Other Directorships/ Trusteeships in Publicly Held Companies
CLASS III
William C. Kirby (61) Harvard University CGIS South Building 1730 Cambridge Street Cambridge, MA 02138	Director	2007 (2014)	Director, John K. Fairbank Center for Chinese Studies, Harvard University (2006-present); Chairman, Harvard China Fund (2006-present); Harvard University Distinguished Service Professor (2006-present); Dean of the Faculty of Arts and Sciences Harvard University (2002-2006).	1
Nigel S. Tulloch (66) 7 Circe Circle Dalkeith WA6009 Australia	Director	1992 (2014)	Director, The HSBC China Fund Limited (1992-2005).	1

(1)	The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services.

Officers of the Fund

The following table provides information concerning each of the officers of the Fund.

Name (Age) and Address of Officers	Position(s) Held with Fund	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Adam Phua (38) RCM Asia Pacific Limited 27th Floor, ICBC Tower 3 Garden Road, Central Hong Kong	President	February 2012	Head of International Business & Consultant Relations Asia Pacific, RCM Asia Pacific Limited (1999- present).
Patrick Keniston (47) Foreside Compliance Services, LLC Three Canal Plaza, Suite 100, Portland, ME 04101	Chief Compliance Officer	August 2011	Director, Foreside Compliance Services, LLC (October 2008-present); Counsel, Citi Fund Services (March 2005-October 2008).
Laura F. Dell (48) 4 Copley Place, Boston, MA 02116	Treasurer	December 2008	Vice President, State Street Bank and Trust Company (July 2007-present); Senior Director, Investors Bank and Trust Company (January 2002-July 2007).
Tracie A. Coop (35) 4 Copley Place, Boston, MA 02116	Secretary	June 2010	Vice President and Senior Counsel, State Street Bank and Trust Company (October 2007-present); Associate Counsel and Manager, Natixis Asset Management Advisors L.P. (2006-2007).

Directors and Officers (continued) (Unaudited)

Name (Age) and Address of Officers	Position(s) Held with Fund	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Brian O’Sullivan (37) 801 Pennsylvania Ave Kansas City, MO 64105	Assistant Treasurer	March 2009	Vice President, State Street Bank and Trust Company (December 2006-present).
Peter Sattelmair (34) 801 Pennsylvania Ave Kansas City, MO 64105	Assistant Treasurer	June 2012	Vice President, State Street Bank and Trust Company (2011-present); Assistant Vice President, State Street Bank and Trust Company (2007-2011).
Francine S. Hayes (44) 4 Copley Place, Boston, MA 02116	Assistant Secretary	June 2005	Vice President and Managing Counsel, State Street Bank and Trust Company (2004-present).

THE CHINA FUND, INC.

United States Address

The China Fund, Inc.

c/o State Street Bank and Trust Company

2 Avenue de Lafayette

P.O. Box 5049

Boston, MA 02206-5049

1-888-CHN-CALL (246-2255)

Directors and Officers

Joe O. Rogers, Chairman of the Board and Director

James J. Lightburn, Director

Michael F. Holland, Director

William Kirby, Director

Nigel S. Tulloch, Director

Adam Phua, President

Patrick Keniston, Chief Compliance Officer of the Fund

Laura Dell, Treasurer

Tracie A. Coop, Secretary

Brian O’Sullivan, Assistant Treasurer

Peter Sattelmair, Assistant Treasurer

Francine Hayes, Assistant Secretary

Investment Manager

RCM Asia Pacific Limited

Shareholder Servicing Agent

AST Fund Solutions

Administrator, Accounting Agent and Custodian

State Street Bank and Trust Company

Transfer Agent, Dividend Paying Agent and Registrar

Computershare Trust Company, N.A.

Independent Registered Public Accounting Firm

Tait, Weller & Baker, LLP

Legal Counsel

Clifford Chance US LLP

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

Item 2. Code of Ethics.

Not required for this filing.

Item 3. Audit Committee Financial Expert.

Not required for this filing.

Item 4. Principal Accountant Fees and Services.

Not required for this filing.

Item 5. Audit Committee of Listed Registrants.

Not required for this filing.

Item 6. Schedule of Investments.

a.	Schedule of Investments is included as part of Item 1 of the Form N-CSR.

b.	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not required for this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of April 30, 2012, the portfolio manager of the registrant is as follows:

Christina Chung

Managing Director, Senior Portfolio Manager

Investment experience: 23 Years

Christina joined the Group in 1998 and has been a managing director since January 2010. She is head of the Greater China Equity Team and lead manager of the Hong Kong, China, China A-shares and Greater China equity mandates. The Hong Kong and China Funds that she manages have won industry recognition and awards for consistent strong performance. She has 23 years’ experience in managing Asian regional and single country portfolios for both institutional and retail accounts. Before joining the Group, she was a senior portfolio manager with Royal Bank of Canada Investment Management. Prior to that, she was a portfolio manager with Search International and an economist with HSBC Asset Management. Christina was educated in Canada. She attained a Bachelor of Administration from Brock University, followed by an M.A. in Economics from the University of Alberta. She became a Certified Management Accountant in 1992 and qualified as a chartered financial analyst, AIMR, in 1995.

(a)(2)

Christina Chung

As of April, 30, 2012, Ms. Chung managed and advised 10 mutual funds with a total of approximately US$1,955.31 million in assets and 13 other accounts with a total of approximately US$2,126.69 million in assets.

Of these other accounts, 2 accounts with a total of approximately US$221.23 million in assets, had performance based fees.

Conflicts of Interest:

Equitable treatment of client monies is a fundamental principle of RCM Asia Pacific Limited (“RCM AP”)’s investment management business. RCM AP believes that the management of potential conflicts of interest is germane to the business, regardless of its client mix and fund types.

Ms. Chung’s simultaneous management of the Fund and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other accounts. RCM AP has adopted procedures and methodology to demonstrate effective conflict management. It believes that sufficient controls, policies and systems are in place to address such conflicts.

Its suite of compliance and investment policies are designed to address those practices within RCM AP that could cause conflicts of interest across all client funds. RCM AP has policies, systems and controls in place to identify potential conflicts between itself and its clients, as well as between one client and another, to achieve consistent treatment of conflicts of interest throughout its business. It aims to manage conflicts of interest that may arise with an aim, as far as practicable, that such conflicts do not adversely affect the interests of its clients.

RCM AP reviews its internal policies regularly and will notify clients of any material changes, as and when they occur.

Compensation:

The primary components of RCM AP’s compensation system are base salary, an annual cash incentive payment (bonus), and a Long Term Incentive Plan Award (LTIPA):

Base salary typically reflects scope, responsibilities and experience required in a particular role.

Bonus compensation is designed to primarily reflect the achievements of an individual against set goals and over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative, the former reflecting investment performance over a three-year rolling time period (50% in the 1st year, 25% in the 2nd year and 25% in the 3rd year) and the latter reflecting contributions to broader team goals, contributions made to client review meetings, to product development or product refinement initiatives.

The goal of LTIPA as the non-cash, longer term incentive portion of the compensation system, is to strengthen further the alignment between RCM AP’s clients, senior professionals, and corporate parent. This is achieved by the program having a three year time horizon and a valuation metric which is driven by the overall performance of operating results at the level of RCM AP as well as Allianz Global Investors, RCM AP’s parent. LTIPA is awarded annually – for senior professionals it typically amounts to between 20-30% of total compensation - and pays in cash after three years, with the value determined as a multiple of the initial award and growth in operating results. Therefore, under normal circumstances, it is expected that a senior professional will have at all times at least one year of total compensation invested in three tranches of LTIPA. In terms of the criteria driving the specific allocation amounts, they are typically similar to the ones driving bonus; however, more emphasis is given to entrepreneurial initiatives, to achievements above and beyond the “normal” scope of the role and the deferred nature of the awards also allows RCM AP to emphasize the longer term nature of many of the projects critical for it to deliver results on a sustainable basis.

Ownership of Securities: The following table sets forth, for each portfolio manager, the aggregate dollar range of the registrant’s equity securities beneficially owned as of April 30, 2012.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Christina Chung	none

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not required for this filing.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)	Not required for this filing.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CHINA FUND, INC.

By:	/s/ Adam Phua
Adam Phua
President of The China Fund, Inc.

Date:	July 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam Phua
Adam Phua
President of The China Fund, Inc.

Date:	July 5, 2012

By:	/s/ Laura F. Dell
Laura F. Dell
Treasurer of The China Fund, Inc.

Date:	July 5, 2012